Exhibit 99.1

Visa Inc. Posts Strong Fiscal Second Quarter 2010 Earnings Results

•	GAAP quarterly net income of $713 million or $0.96 per diluted class A common share

•	Revenue growth of 19% as payments volumes and processed transactions improve globally

SAN FRANCISCO, CA, April 28, 2010 – Visa Inc. (NYSE: V) today announced financial results for the Company’s fiscal second quarter 2010 ended March 31, 2010. GAAP net income for the quarter was $713 million, or $0.96 per diluted class A common share. The weighted average number of diluted class A common shares outstanding was 742 million.

GAAP net operating revenue in the fiscal second quarter of 2010 was $2.0 billion, an increase of 19% over the prior year and driven by strong contributions across all revenue categories, in particular data processing and international transaction revenues.

“Visa delivered strong financial performance during our fiscal second quarter and we remain confident in delivering our guidance for fiscal year 2010,” said Joseph Saunders, Chairman and Chief Executive Officer of Visa Inc. “Our performance was fueled by higher than expected payments volume growth. As I discussed at our recent Investor Day, we are increasingly optimistic that economic growth will gradually improve. At the same time, we remain diligent about how we manage our business and finances throughout the current economic environment.”

“Visa’s long term strategic goals and our ability to drive the migration to Visa products and services are based on our history of innovation and market responsiveness,” added Saunders. “Our pending acquisition of CyberSource is the most recent example of the Company responding to market opportunities to fuel future growth. We remain focused on enhancing product offerings and providing new technologies to our clients and customers, while we continue to deliver value to our shareholders.”

Fiscal Second Quarter 2010 Financial Highlights:

Payments volume growth, on a constant dollar basis for the three months ended December 31, 2009 on which fiscal second quarter service revenue is recognized, was a positive 8% over the prior year at $769 billion.

Payments volume growth, on a constant dollar basis, for the three months ended March 31, 2010, was a positive 13% over the prior year at $745 billion.

Cross border volume growth, on a constant dollar basis, was positive 12% for the three months ended March 31, 2010.

Total processed transactions, which represent transactions processed by VisaNet, for the three months ended March 31, 2010 totaled 10.6 billion, a 14% increase over the prior year.

For the fiscal second quarter 2010, service revenues were $885 million, an increase of 10% versus the prior year, and are recognized based on payments volume in the prior quarter. All other revenue categories are recognized based on current quarter activity. Data processing revenues rose 34% over the prior year to $728 million. International transaction revenues, which are driven by cross border payments volume, grew 22% over the prior year to $545 million. Other revenues, which include the Visa Europe licensing fee, were $173 million, up 17% over the prior year. Volume and support incentives, which are a contra revenue item, were $372 million, which represents 16% of gross revenue.

Total operating expenses on a GAAP basis were $837 million for the quarter, a 9% increase over the prior year.

Cash, cash equivalents, restricted cash, and available-for-sale investment securities were $6.3 billion at March 31, 2010.

Notable Events:

In October 2009, the Company announced that its Board of Directors authorized a $1.0 billion share repurchase plan through September 30, 2010, and is subject to change at the determination of Visa’s Board of Directors. During the three months ended March 31, 2010, we repurchased 2.8 million shares of our outstanding class A common stock at an average price of $83.61 per share in the open market for a total cost of $231 million. During the six months ended March 31, 2010, we repurchased 8.3 million shares of our outstanding class A common stock at an average price of $80.40 per share in the open market for a total cost of $664 million. At March 31, 2010, the share repurchase plan has remaining authorized funds of $336 million.

As previously announced, the Board of Directors approved the release of additional class C shares. The number of shares released for any class C shareholder was the greater of (a) 50% (fifty percent) of the restricted class C shares held by that shareholder as of March 1, 2010, and (b) 5,000 (five thousand) class C shares. Under this program, 56 million shares of class C common stock were released from transfer restrictions during the second quarter of fiscal 2010. The release of the class C shares did not increase the number of outstanding shares on an as-converted basis, and there are no dilutive effects to the outstanding class A common stock share count on an as-converted basis from these transactions.

As previously announced, the Company has entered into a definitive agreement to acquire CyberSource Corporation (“CyberSource”), a leading provider of electronic payment, risk management and payment security solutions to online merchant, at a price of $26 per share, or total consideration of approximately $2.0 billion to be paid with cash on hand. With the addition of CyberSource, Visa will offer merchants and financial institutions eCommerce solutions that include enhanced online payment processing capabilities, payment routing, fraud protection services and secure data hosting. The transaction is subject to customary closing conditions, including approval by the stockholders of CyberSource and required regulatory approvals. The transaction, which has been approved by the Visa and CyberSource boards of directors, does not require a Visa shareholder vote, and is expected to close in Visa’s fourth fiscal quarter of 2010.

Financial Outlook:

Visa Inc. updates its financial outlook for the following metrics for 2010:

•	Annual net revenue growth: high end of the 11% to 15% range; and

•	Volume and support incentives as a percent of gross revenues: high end of the 16% to 17% range.

Visa Inc. affirms its financial outlook for the following metrics through 2010:

•	Advertising, marketing and promotion expenses: less than $1 billion;

•	Annual operating margin: mid to high 50% range;

•	GAAP tax rate: 36.5% to 38.5% range;

•	Annual diluted class A common stock earnings per share: growth greater than 20%;

•	Capital expenditures: about $200 million; and

•	Annual free cash flow: in excess of $2 billion.

Visa Inc. affirms its financial outlook for the following metrics through 2011:

•	Annual diluted class A common stock earnings per share: growth greater than 20%; and

•	Annual free cash flow: in excess of $2 billion.

Fiscal Second Quarter 2010 Earnings Results Conference Call Details:

Visa’s executive management team will host a live audio webcast beginning at 5:00 p.m. Eastern time (2:00 p.m. Pacific time) today to discuss the financial results and business highlights.

All interested parties are invited to listen to the live webcast at http://investor.visa.com. A replay of the webcast will be available on the Visa Investor Relations website for 30 days.

Investor information, including supplemental financial information, is available on Visa Inc.’s Investor Relations website at http://investor.visa.com.

About Visa Inc.

Visa Inc. operates the world’s largest retail electronic payments network providing processing services and payment product platforms. This includes consumer credit, debit, prepaid and commercial payments, which are offered under the Visa, Visa Electron, Interlink and PLUS brands. Visa enjoys unsurpassed acceptance around the world, and Visa/PLUS is one of the world’s largest global ATM networks, offering cash access in local currency in more than 170 countries. For more information, visit www.corporate.visa.com.

Forward Looking Statements:

Certain statements contained in this press release are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are subject to the “safe harbor” created by those sections. These statements can be identified by the terms “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “will” and similar expressions which are intended to identify forward-looking statements. In addition, any underlying assumptions are forward-looking statements. Such forward-looking statements include but are not limited to statements regarding certain of Visa’s goals and expectations with respect to earnings per share, revenue, operating margin, free cash flow, and the growth rate in those items, as well as other measures of economic performance.

By their nature, forward-looking statements: (i) speak only as of the date they are made, (ii) are not guarantees of future performance or results and (iii) are subject to risks, uncertainties and assumptions that are difficult to predict or quantify. Therefore, actual results could differ materially and adversely from those forward-looking statements as a result of a variety of factors, including all the risks discussed under the heading “Risk Factors” in Part 1, Item 1A – “Risk Factors” in our most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q or Periodic Reports on Form 8-K, if any. You are cautioned not to place undue reliance on such statements, which speak only as of the date of this press release. Unless required to do so under U.S. federal securities laws or other applicable laws, we do not intend to update or revise any forward-looking statements.

Contacts:

Investor Relations: Jack Carsky or Victoria Hyde-Dunn, 415-932-2213, ir@visa.com

Media Relations: Paul Cohen or Will Valentine, 415-932-2564, globalmedia@visa.com

Visa Inc.

Selected Consolidated Statements of Operations

(unaudited)

	Three Months Ended March 31,		Six Months Ended March 31,
	2010	2009	2010	2009
	(in millions, except per share data)
Operating Revenues
Service revenues	$885	$804	$1,712	1,597
Data processing revenues	728	544	1,493	1,098
International transaction revenues	545	446	1,097	951
Other revenues	173	148	363	304
Volume and support incentives	(372)	(295)	(746)	(564)

Total operating revenues	1,959	1,647	3,919	3,386

Operating Expenses
Personnel	310	292	584	591
Network, EDP and communications	98	92	203	185
Advertising, marketing and promotion	238	196	454	406
Professional and consulting fees	50	64	101	120
Depreciation and amortization	62	56	124	108
Administrative and other	77	66	155	129
Litigation provision	2	—	(41)	—

Total operating expenses	837	766	1,580	1,539

Operating income	1,122	881	2,339	1,847

Other Income (Expense)
Equity in earnings of unconsolidated affiliates	(2)	1	(2)	—
Interest expense	(28)	(30)	(44)	(60)
Investment income, net	23	34	28	53
Other	(2)	1	—	—

Total other (expense) income	(9)	6	(18)	(7)

Income before income taxes	1,113	887	2,321	1,840
Income tax expense	401	352	846	731

Net income including non-controlling interest	712	535	1,475	1,109
Loss attributable to non-controlling interest	1	1	1	1

Net income attributable to Visa Inc.	$713	$536	$1,476	$1,110

Basic earnings per share
Class A common stock	$0.97	$0.71	$1.99	$1.45

Class B common stock	$0.56	$0.45	$1.16	$0.96

Class C common stock	$0.97	$0.71	$1.99	$1.45

Basic weighted average shares outstanding
Class A common stock	472	447	470	447

Class B common stock	245	246	245	246

Class C common stock	122	152	125	152

Diluted earnings per share
Class A common stock	$0.96	$0.71	$1.99	$1.45

Class B common stock	$0.56	$0.45	$1.16	$0.96

Class C common stock	$0.96	$0.71	$1.99	$1.45

Diluted weighted average shares outstanding
Class A common stock	742	756	743	765

Class B common stock	245	246	245	246

Class C common stock	122	152	125	152

Visa Inc.

Selected Consolidated Balance Sheets

(unaudited)

	March 31, 2010	September 30, 2009
	(in millions, except par value data)
Assets
Cash and cash equivalents	$4,560	$4,617
Restricted cash - litigation escrow	1,365	1,365
Investment securities
Trading	63	59
Available-for-sale	22	56
Settlement receivable	666	605
Accounts receivable	502	444
Customer collateral	842	812
Current portion of volume and support incentives	212	214
Current portion of deferred tax assets	470	703
Prepaid expenses and other current assets	413	366

Total current assets	9,115	9,241

Restricted cash - litigation escrow	210	350
Investment securities, available-for-sale	154	168
Volume and support incentives	129	102
Property, equipment and technology, net	1,183	1,204
Other assets	186	125
Intangible assets	10,883	10,883
Goodwill	10,208	10,208

Total assets	$32,068	$32,281

Liabilities
Accounts payable	$78	$156
Settlement payable	618	634
Customer collateral	842	812
Accrued compensation and benefits	276	396
Volume and support incentives	343	284
Accrued liabilities	698	754
Current portion of long-term debt	12	12
Current portion of accrued litigation	670	1,394

Total current liabilities	3,537	4,442

Long-term debt	38	44
Accrued litigation	196	323
Deferred tax liabilities	3,808	3,807
Other liabilities	502	472

Total liabilities	8,081	9,088

Equity
Preferred stock, $0.0001 par value, 25 shares authorized and none issued	$—	$—
Class A common stock, $0.0001 par value, 2,001,622 shares authorized, 494 and 470 shares issued and outstanding at March 31, 2010, and September 30, 2009, respectively	—	—
Class B common stock, $0.0001 par value, 622 shares authorized, 245 shares issued and outstanding at March 31, 2010, and September 30, 2009	—	—
Class C common stock, $0.0001 par value, 1,097 shares authorized, 100 and 131 shares issued and outstanding at March 31, 2010, and September 30, 2009, respectively	—	—
Additional paid-in capital	20,883	21,160
Class C treasury stock	—	(2)
Accumulated income	3,199	2,219
Accumulated other comprehensive loss, net
Investment securities, available for sale	9	10
Defined benefit pension and other postretirement plans	(71)	(136)
Derivative instruments	(39)	(58)
Foreign currency translation gain (loss)	2	(4)

Total accumulated other comprehensive loss, net	(99)	(188)

Total Visa Inc. stockholders’ equity	23,983	23,189
Non-controlling interest	4	4
Total equity	$23,987	$23,193

Total liabilities and equity	$32,068	$32,281

Visa Inc.

Consolidated Statements Of Cash Flows

(unaudited)

	Six Months Ended March 31,
	2010	2009
	(in millions)
Operating Activities
Net income including non-controlling interest	$1,475	$1,109
Adjustments to reconcile net income including non-controlling interest to net cash provided by operating activities:
Depreciation and amortization of property, equipment and technology	124	108
Share-based compensation	61	64
Tax benefit for share-based compensation	(8)	(6)
Restricted stock instruments settled in cash for taxes	(12)	(22)
Interest earned on litigation escrow, net of tax	—	(12)
Net recognized (gain) loss on investment securities, including other-than-temporary impairment	(14)	8
Asset impairment	1	3
Gain on disposal of property, equipment and technology	(1)	—
Amortization of volume and support incentives	746	564
Accrued litigation and accretion	(25)	48
Equity in earnings of unconsolidated affiliates	2	—
Deferred income taxes	185	338
Change in operating assets and liabilities:
Trading securities	(4)	17
Accounts receivable	(58)	(30)
Settlement receivable	(61)	252
Volume and support incentives	(712)	(464)
Other assets	(141)	(9)
Accounts payable	(78)	(87)
Settlement payable	(16)	(335)
Accrued compensation and benefits	(120)	(146)
Accrued and other liabilities	62	80
Accrued litigation	(826)	(1,062)

Net cash provided by operating activities	580	418

Investing Activities

Investment securities, available-for-sale:
Purchases	(1)	—
Proceeds from sales and maturities	45	252
Distribution from money market investment	85	840
Purchases of / contributions to other investments	(1)	(1)
Proceeds from sale of other investment	1	—
Dividends/distributions from other investments	1	1
Proceeds from disposal property, equipment and technology	1	—
Purchases of property, equipment and technology	(79)	(136)

Net cash provided by investing activities	52	956

Financing Activities
Tax benefit for share-based compensation	8	6
Cash proceeds from exercise of stock options	21	2
Funding of litigation escrow account - Retrospective Responsibility Plan	—	(1,100)
Payments from litigation escrow account - Retrospective Responsibility Plan	140	939
Payment for redemption of stock	—	(2,646)
Dividends paid	(185)	(161)
Principal payments on debt	(6)	(4)
Principal payments on capital lease obligations	(9)	(4)
Repurchase of class A common stock	(664)	—

Net cash used in financing activities	(695)	(2,968)

Effect of exchange rate changes on cash and cash equivalents	6	(22)

Decrease in cash and cash equivalents	(57)	(1,616)
Cash and cash equivalents at beginning of year	4,617	4,979

Cash and cash equivalents at end of period	$4,560	$3,363

Supplemental Disclosure of Cash Flow Information
Income taxes paid, net of refunds	$759	$324
Amounts included in accounts payable and accrued and other liabilities related to purchases of property, equipment and technology	$10	$41
Interest payments on debt	$2	$2
Assets acquired in joint venture with note payable and equity interest issued	$—	$22

Fiscal 2009 and 2010 Quarterly Results of Operations

US$ in millions

	Fiscal 2009 Quarter Ended				Fiscal 2010 Quarter Ended
	December 31, 2008	March 31, 2009	June 30, 2009	September 30, 2009	December 31, 2009	March 31, 2010
	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Operating Revenues
Service revenues	$793	$804	$769	$808	$827	$885
Data processing revenues	554	544	605	727	765	728
International transaction revenues	505	446	458	507	552	545
Other revenues	156	148	158	163	190	173
Volume and support incentives	(269)	(295)	(344)	(326)	(374)	(372)

Total operating revenues	1,739	1,647	1,646	1,879	1,960	1,959

Operating Expenses
Personnel (1)	299	292	282	355	274	310
Network, EDP and communications	93	92	97	111	105	98
Advertising, marketing and promotion	210	196	229	283	216	238
Professional and consulting fees (1)	56	64	62	86	51	50
Depreciation and amortization	52	56	57	61	62	62
Administrative and other	63	66	96	113	78	77
Litigation provision	—	—	1	1	(43)	2

Total operating expenses	773	766	824	1,010	743	837

Operating income	966	881	822	869	1,217	1,122

Other Income (Expense)
Equity in earnings of unconsolidated affiliates	(1)	1	—	—	—	(2)
Interest expense	(30)	(30)	(30)	(25)	(16)	(28)
Investment income, net	19	34	504	18	5	23
Other	(1)	1	1	1	2	(2)

Total other (expense) income	(13)	6	475	(6)	(9)	(9)

Income before income taxes	953	887	1,297	863	1,208	1,113
Income tax expense	379	352	568	349	445	401

Net income including non-controlling interest	574	535	729	514	763	712
Loss attributable to non-controlling interest (2)	—	1	—	—	—	1

Net income attributable to Visa Inc.	$574	$536	$729	$514	$763	$713

(1)

Certain reclassifications, not affecting net income attributable to Visa, have been made to fiscal 2009 quarterly information to conform to the current period presentation format, including the reclassification of contractor expense, which was previously reported in professional and consulting fees, to personnel.

(2)

The Company began to report non-controlling interest (previously referred to as minority interest) as a component of equity in the first quarter of fiscal 2010 and has updated all requisite financial statements, including the statement of operations, for all comparable periods presented as required under Accounting Standards Codification 810.

Operational Performance Data

The tables below provide information regarding the available operational results for the 3 months ended March 31, 2010, as well as the prior seven quarterly reporting periods and the 12 months ended March 31, 2010 and 2009, for cards carrying the Visa, Visa Electron and Interlink brands.

1. Branded Volume and Transactions

The tables present total volume, payments volume, and cash volume, and the number of payments transactions, cash transactions, accounts and cards for cards carrying the Visa, Visa Electron and Interlink brands. Card counts include PLUS proprietary cards. Nominal and constant dollar growth rates over prior years are provided for volume-based data.

	For the 3 Months Ended March 31, 2010
	Total Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Transactions (millions)	Cash Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Cash Transactions (millions)
All Visa Credit & Debit
Asia Pacific	$296	29.2%	12.3%	$193	31.6%	13.1%	2,472	$102	24.9%	10.9%	556
Canada	48	33.4%	8.2%	44	37.2%	11.2%	378	4	3.1%	-16.4%	8
CEMEA	141	30.2%	18.3%	23	32.3%	17.6%	357	118	29.8%	18.4%	770
LAC	174	35.7%	15.5%	58	38.5%	20.4%	1,431	116	34.4%	13.2%	808
US	518	10.8%	10.8%	427	12.7%	12.7%	8,554	91	2.7%	2.7%	755

Visa Inc.	1,176	21.5%	12.6%	745	20.8%	13.4%	13,193	431	22.7%	11.2%	2,897

Visa Credit Programs
US	$196	0.3%	0.3%	$182	3.4%	3.4%	2,115	$14	-27.6%	-27.6%	17
Rest of World	305	29.4%	11.1%	266	30.8%	12.3%	3,440	39	20.4%	3.3%	142

Visa Inc.	501	16.2%	6.6%	449	18.1%	8.5%	5,554	52	2.5%	-7.2%	159

Visa Debit Programs
US	$322	18.4%	18.4%	$245	20.9%	20.9%	6,440	$77	11.0%	11.0%	738
Rest of World	353	33.2%	16.8%	51	50.2%	27.0%	1,199	302	30.6%	15.2%	2,000

Visa Inc.	675	25.7%	17.5%	296	25.1%	21.9%	7,639	379	26.1%	14.4%	2,738

	For the 3 Months Ended December 31, 2009
	Total Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Transactions (millions)	Cash Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Cash Transactions (millions)	Accounts (millions)	Cards (millions)
All Visa Credit & Debit
Asia Pacific	$318	30.6%	19.0%	$197	22.1%	10.1%	2,541	$121	47.4%	36.8%	570	442	531
Canada	51	18.9%	0.7%	47	22.4%	3.7%	430	4	-11.3%	-24.9%	9	24	31
CEMEA	146	7.5%	7.7%	23	16.2%	9.0%	353	124	6.1%	7.5%	794	192	196
LAC	191	33.0%	13.0%	64	37.5%	16.0%	1,516	127	30.9%	11.4%	873	331	359
US	531	5.1%	5.1%	438	7.2%	7.2%	8,752	92	-4.1%	-4.1%	781	511	690

Visa Inc.	1,237	15.5%	9.7%	769	14.0%	8.5%	13,593	468	18.1%	11.7%	3,026	1,500	1,808

Visa Credit Programs
US	$215	-6.9%	-6.9%	$201	-1.1%	-1.1%	2,372	$14	-49.8%	-49.8%	19	227	297
Rest of World	317	19.2%	6.4%	278	21.8%	8.2%	3,611	39	3.6%	-5.0%	141	425	488

Visa Inc.	531	7.1%	0.6%	478	11.0%	4.1%	5,983	53	-19.2%	-23.1%	160	653	784

Visa Debit Programs
US	$316	15.2%	15.2%	$238	15.4%	15.4%	6,380	$78	14.5%	14.5%	762	283	394
Rest of World	390	29.7%	19.8%	53	40.3%	21.7%	1,230	337	28.2%	19.5%	2,104	564	630

Visa Inc.	706	22.8%	17.7%	291	19.3%	16.5%	7,610	416	25.4%	18.5%	2,866	847	1,024

Operational Performance Data

	For the 3 Months Ended September 30, 2009
	Total Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Transactions (millions)	Cash Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Cash Transactions (millions)	Accounts (millions)	Cards (millions)
All Visa Credit & Debit
Asia Pacific	$281	12.5%	10.6%	$183	12.0%	8.8%	2,475	$98	13.4%	14.0%	534	433	522
Canada	48	-3.3%	-3.1%	44	-1.0%	-0.8%	412	4	-23.1%	-22.9%	9	24	31
CEMEA	134	-7.1%	4.3%	21	-1.8%	2.6%	320	113	-8.1%	4.6%	738	187	190
LAC	166	4.6%	11.4%	55	9.1%	14.7%	1,366	111	2.6%	9.8%	815	323	350
US	510	-2.8%	-2.8%	417	-1.0%	-1.0%	8,400	93	-10.2%	-10.2%	787	496	674

Visa Inc.	1,140	1.0%	3.0%	720	2.7%	2.6%	12,973	419	-1.7%	3.7%	2,883	1,463	1,766

Visa Credit Programs
US	$210	-14.3%	-14.3%	$195	-8.6%	-8.6%	2,299	$16	-51.6%	-51.6%	21	230	302
Rest of World	295	5.1%	4.9%	258	7.8%	6.5%	3,474	37	-10.1%	-4.7%	140	423	485

Visa Inc.	505	-3.9%	-4.0%	452	0.0%	-0.6%	5,773	53	-28.3%	-25.9%	161	652	787

Visa Debit Programs
US	$300	7.2%	7.2%	$223	6.8%	6.8%	6,100	$77	8.4%	8.4%	766	266	372
Rest of World	334	3.8%	11.3%	45	11.8%	16.5%	1,100	289	2.6%	10.5%	1,957	544	608

Visa Inc.	634	5.4%	9.3%	268	7.6%	8.3%	7,200	366	3.8%	10.1%	2,722	810	979

	For the 3 Months Ended June 30, 2009
	Total Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Transactions (millions)	Cash Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Cash Transactions (millions)	Accounts (millions)	Cards (millions)
All Visa Credit & Debit
Asia Pacific	$259	3.7%	10.3%	$165	2.0%	8.4%	2,315	$94	6.9%	13.7%	540	424	512
Canada	45	-11.5%	-3.7%	41	-9.8%	-1.8%	396	4	-25.1%	-18.5%	9	23	31
CEMEA	123	-6.4%	9.8%	20	2.8%	12.3%	324	103	-8.0%	9.3%	736	179	184
LAC	150	-2.8%	15.3%	49	-0.4%	16.3%	1,302	101	-3.9%	14.8%	798	317	344
US	506	-3.9%	-3.9%	412	-2.5%	-2.5%	8,288	93	-9.5%	-9.5%	778	483	661

Visa Inc.	1,083	-2.7%	3.1%	687	-1.7%	1.5%	12,625	396	-4.4%	6.0%	2,861	1,426	1,732

Visa Credit Programs
US	$209	-15.0%	-15.0%	$192	-9.6%	-9.6%	2,282	$17	-49.2%	-49.2%	21	233	309
Rest of World	269	-3.1%	5.1%	234	-1.5%	6.1%	3,283	35	-12.1%	-1.6%	137	418	482

Visa Inc.	479	-8.7%	-4.8%	426	-5.3%	-1.6%	5,566	52	-29.0%	-24.6%	159	651	791

Visa Debit Programs
US	$296	5.9%	5.9%	$220	4.6%	4.6%	6,006	$76	9.7%	9.7%	757	250	352
Rest of World	308	-0.3%	15.1%	41	7.2%	23.0%	1,054	267	-1.3%	14.0%	1,946	526	589

Visa Inc.	604	2.6%	10.4%	261	5.0%	7.1%	7,059	343	0.9%	13.0%	2,702	776	941

	For the 3 Months Ended March 31, 2009
	Total Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Transactions (millions)	Cash Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Cash Transactions (millions)	Accounts (millions)	Cards (millions)
All Visa Credit & Debit
Asia Pacific	$229	-6.5%	10.2%	$147	-7.8%	9.3%	2,176	$82	-4.2%	12.1%	545	420	506
Canada	36	-23.3%	-0.8%	32	-22.2%	0.5%	347	4	-30.6%	-10.3%	9	23	31
CEMEA	108	-4.8%	20.0%	17	-0.4%	20.3%	294	91	-5.6%	19.9%	666	178	182
LAC	128	-10.3%	16.3%	42	-9.3%	15.8%	1,283	86	-10.7%	16.5%	775	313	341
US	468	-4.3%	-4.3%	379	-2.5%	-2.5%	7,511	89	-11.1%	-11.1%	708	482	664

Visa Inc.	969	-6.5%	4.4%	617	-5.5%	2.3%	11,611	352	-8.4%	8.2%	2,703	1,417	1,723

Visa Credit Programs
US	$196	-15.5%	-15.5%	$176	-9.7%	-9.7%	2,084	$19	-47.0%	-47.0%	22	240	318
Rest of World	236	-11.9%	6.8%	204	-11.0%	7.4%	3,105	32	-17.7%	2.8%	131	418	480

Visa Inc.	431	-13.6%	-3.8%	380	-10.4%	-0.6%	5,189	51	-31.7%	-21.9%	153	658	797

Visa Debit Programs
US	$272	5.8%	5.8%	$202	4.7%	4.7%	5,426	$70	9.1%	9.1%	686	243	347
Rest of World	265	-5.4%	18.7%	34	-2.5%	25.2%	996	231	-5.8%	17.7%	1,864	517	579

Visa Inc.	537	0.0%	12.2%	237	3.6%	7.7%	6,422	301	-2.7%	15.8%	2,550	759	926

Operational Performance Data

	For the 3 Months Ended December 31, 2008
	Total Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Transactions (millions)	Cash Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Cash Transactions (millions)	Accounts (millions)	Cards (millions)
All Visa Credit & Debit
Asia Pacific	$243	1.1%	11.5%	$161	2.1%	12.6%	2,227	$82	-0.9%	9.4%	533	414	501
Canada	43	-16.3%	2.1%	38	-15.4%	3.2%	395	4	-23.5%	-6.6%	9	23	30
CEMEA	136	18.5%	34.2%	20	11.9%	30.1%	306	117	19.7%	35.0%	708	174	179
LAC	144	-1.2%	22.0%	47	-0.4%	22.0%	1,344	97	-1.6%	22.0%	848	312	340
US	505	-1.9%	-1.9%	409	-1.0%	-1.0%	7,831	96	-5.3%	-5.3%	711	487	668

Visa Inc.	1,071	0.4%	8.1%	675	-0.9%	4.7%	12,102	397	2.6%	14.2%	2,809	1,409	1,718

Visa Credit Programs
US	$231	-9.0%	-9.0%	$203	-6.9%	-6.9%	2,380	$28	-21.7%	-21.7%	28	258	335
Rest of World	266	-2.3%	11.2%	228	-1.6%	11.5%	3,228	37	-5.9%	9.4%	148	415	478

Visa Inc.	496	-5.5%	1.4%	431	-4.2%	2.5%	5,608	65	-13.4%	-5.8%	176	673	813

Visa Debit Programs
US	$275	5.0%	5.0%	$206	5.6%	5.6%	5,451	$69	3.4%	3.4%	683	229	333
Rest of World	301	7.1%	24.4%	38	5.9%	28.6%	1,043	263	7.3%	23.7%	1,949	507	572

Visa Inc.	575	6.1%	14.7%	244	5.6%	9.0%	6,494	331	6.5%	19.2%	2,633	737	905

	For the 3 Months Ended September 30, 2008
	Total Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Transactions (millions)	Cash Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Cash Transactions (millions)	Accounts (millions)	Cards (millions)
All Visa Credit & Debit
Asia Pacific	$250	16.4%	19.9%	$163	16.3%	19.8%	2,144	$87	16.6%	20.0%	525	400	480
Canada	50	5.5%	9.1%	44	6.9%	10.6%	395	5	-4.9%	-1.6%	9	24	32
CEMEA	144	43.4%	42.5%	21	38.6%	40.6%	280	123	44.3%	42.9%	671	169	176
LAC	159	31.3%	27.0%	51	32.9%	28.7%	1,237	108	30.5%	26.2%	798	301	334
US	525	7.3%	7.3%	421	8.6%	8.6%	7,688	104	2.4%	2.4%	745	474	651

Visa Inc.	1,128	16.0%	15.9%	701	12.5%	13.2%	11,744	427	22.2%	21.0%	2,748	1,368	1,673

Visa Credit Programs
US	$245	2.0%	2.0%	$213	3.5%	3.5%	2,367	$32	-7.0%	-7.0%	30	263	336
Rest of World	280	15.6%	17.9%	239	16.1%	18.7%	3,115	41	12.9%	13.6%	153	410	473

Visa Inc.	526	8.9%	9.9%	452	9.8%	11.1%	5,482	74	3.2%	3.3%	183	672	809

Visa Debit Programs
US	$280	12.4%	12.4%	$208	14.3%	14.3%	5,321	$71	7.3%	7.3%	714	211	314
Rest of World	322	33.8%	32.5%	41	37.5%	37.6%	941	282	33.3%	31.7%	1,851	484	549

Visa Inc.	602	22.9%	22.0%	249	17.5%	17.4%	6,262	353	27.1%	25.6%	2,565	695	863

	For the 3 Months Ended June 30, 2008
	Total Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Transactions (millions)	Cash Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Cash Transactions (millions)	Accounts (millions)	Cards (millions)
All Visa Credit & Debit
Asia Pacific	$250	24.3%	21.4%	$162	22.4%	19.1%	2,032	$88	28.0%	25.8%	498	387	472
Canada	51	14.3%	10.3%	45	14.5%	10.4%	383	6	13.0%	9.0%	9	24	31
CEMEA	131	45.8%	38.8%	19	37.8%	36.4%	255	112	47.2%	39.2%	640	159	168
LAC	155	35.4%	23.1%	50	40.3%	27.5%	1,160	105	33.2%	21.1%	754	303	328
US	526	8.8%	8.8%	423	9.8%	9.8%	7,667	103	4.9%	4.9%	738	465	642

Visa Inc.	1,113	19.2%	15.9%	699	15.2%	13.4%	11,496	414	26.6%	20.7%	2,639	1,338	1,642

Visa Credit Programs
US	$246	4.7%	4.7%	$213	5.0%	5.0%	2,338	$34	2.9%	2.9%	29	262	335
Rest of World	278	21.7%	17.5%	238	22.6%	18.3%	2,969	40	16.4%	13.0%	146	404	464

Visa Inc.	524	13.1%	10.9%	450	13.6%	11.4%	5,307	74	9.8%	7.9%	175	666	798

Visa Debit Programs
US	$280	12.6%	12.6%	$210	15.0%	15.0%	5,329	$69	5.9%	5.9%	708	203	308
Rest of World	309	39.4%	30.9%	38	40.3%	32.0%	860	271	39.3%	30.8%	1,756	470	536

Visa Inc.	589	25.2%	20.9%	248	18.2%	17.0%	6,189	340	30.9%	24.1%	2,464	673	843

Operational Performance Data

	For the 12 Months Ended March 31, 2010
	Total Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Transactions (millions)	Cash Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Cash Transactions (millions)
All Visa Credit & Debit
Asia Pacific	$1,154	18.7%	13.2%	$738	16.5%	10.2%	9,804	$416	22.7%	18.9%	2,199
Canada	192	7.0%	0.4%	175	9.7%	2.9%	1,616	16	-15.7%	-20.7%	35
CEMEA	544	4.6%	9.8%	86	11.5%	10.2%	1,355	458	3.4%	9.8%	3,038
LAC	682	16.5%	13.7%	227	20.1%	16.9%	5,616	455	14.7%	12.2%	3,294
US	2,065	2.0%	2.0%	1,695	3.9%	3.9%	33,993	370	-5.6%	-5.6%	3,101

Visa Inc.	4,637	8.3%	7.1%	2,922	8.6%	6.4%	52,384	1,715	7.9%	8.2%	11,668

Visa Credit Programs
US	$830	-9.5%	-9.5%	$770	-4.3%	-4.3%	9,068	$60	-46.4%	-46.4%	78
Rest of World	1,186	11.9%	6.9%	1,036	14.0%	8.3%	13,807	150	-0.8%	-2.1%	560

Visa Inc.	2,016	2.0%	-0.5%	1,806	5.4%	2.5%	22,875	210	-20.3%	-20.9%	638

Visa Debit Programs
US	$1,234	11.6%	11.6%	$925	11.8%	11.8%	24,925	$309	10.9%	10.9%	3,022
Rest of World	1,386	15.8%	15.9%	191	26.5%	22.0%	4,583	1,195	14.2%	14.9%	8,007

Visa Inc.	2,620	13.8%	13.8%	1,116	14.1%	13.5%	29,509	1,504	13.5%	14.1%	11,030

	For the 12 Months Ended March 31, 2009
	Total Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Transactions (millions)	Cash Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Cash Transactions (millions)	Accounts (millions)	Cards (millions)
All Visa Credit & Debit
Asia Pacific	$972	7.8%	15.3%	$633	7.4%	14.9%	8,580	$339	8.8%	16.2%	2,101	420	506
Canada	179	-5.4%	5.0%	160	-4.5%	6.1%	1,519	19	-12.2%	-2.7%	36	23	31
CEMEA	520	24.0%	33.4%	77	20.6%	31.4%	1,136	443	24.6%	33.8%	2,685	178	182
LAC	586	11.8%	21.9%	189	13.4%	23.1%	5,023	397	11.1%	21.4%	3,175	313	341
US	2,024	2.4%	2.4%	1,632	3.6%	3.6%	30,696	392	-2.3%	-2.3%	2,902	482	664

Visa Inc.	4,281	6.8%	10.9%	2,691	5.0%	8.2%	46,954	1,589	9.8%	15.8%	10,899	1,417	1,723

Visa Credit Programs
US	$918	-4.4%	-4.4%	$805	-2.0%	-2.0%	9,170	$113	-18.8%	-18.8%	109	240	318
Rest of World	1,060	4.9%	13.1%	909	5.6%	13.7%	12,417	151	0.8%	9.5%	578	418	480

Visa Inc.	1,977	0.3%	4.4%	1,714	1.9%	5.9%	21,587	264	-8.6%	-4.6%	687	658	797

Visa Debit Programs
US	$1,106	8.9%	8.9%	$827	9.8%	9.8%	21,526	$279	6.4%	6.4%	2,792	243	347
Rest of World	1,197	17.0%	26.2%	151	18.2%	30.5%	3,840	1,046	16.8%	25.6%	7,419	517	579

Visa Inc.	2,303	12.9%	17.2%	978	11.0%	12.6%	25,367	1,325	14.4%	21.0%	10,212	759	926

Footnote

The preceding tables present regional total volume, payments volume and cash volume, and the number of payments transactions, cash transactions, accounts and cards for cards carrying the Visa, Visa Electron and Interlink brands. Card counts include PLUS proprietary cards. Nominal and constant dollar growth rates over prior years are provided for volume-based data.

Payments volume represents the aggregate dollar amount of purchases made with cards carrying the Visa, Visa Electron and Interlink brands for the relevant period; and cash volume represents the aggregate dollar amount of cash disbursements obtained with these cards for the relevant period and includes the impact of balance transfers and convenience checks; but excludes proprietary PLUS volume. Total volume represents payments volume plus cash volume.

Visa payment products are comprised of credit and debit programs, and data relating to each program is included in the tables. Debit programs include Visa’s signature based and Interlink (PIN) debit programs.

The data presented is reported quarterly by Visa’s members on their operating certificates and is subject to verification by Visa. On occasion, members may update previously submitted information.

Visa’s CEMEA region is comprised of countries in Central Europe, the Middle East and Africa. For the 3 months ended September, 2009, Pakistan and Afghanistan were moved from the AP to CEMEA region. Several European Union countries in Central Europe, Israel and Turkey are not included in CEMEA. LAC is comprised of countries in Central and South America and the Caribbean. Rest of World includes Asia Pacific, Canada, CEMEA and LAC.

Information denominated in U.S. dollars is calculated by applying an established U.S. dollar/local currency exchange rate for each local currency in which Visa Inc. volumes are reported (“Nominal USD”). These exchange rates are calculated on a quarterly basis using the established exchange rate for each quarter. To eliminate the impact of foreign currency fluctuations against the U.S. dollar in measuring performance, Visa Inc. also reports year-over-year growth in total volume, payments volume and cash volume on the basis of local currency information (“Constant USD”). This presentation represents Visa’s historical methodology which may be subject to review and refinement.

Operational Performance Data

2. Cross Border Volume

The table below represents cross border volume growth for cards carrying the Visa, Visa Electron, Interlink and PLUS brands. Cross border volume refers to payments and cash volume where the issuing country is different from the merchant country.

Period	Growth (Nominal USD)	Growth (Constant USD)
3 Months Ended
Mar 31, 2010	19%	12%
Dec 31, 2009	8%	2%
Sep 30, 2009	-9%	-5%
Jun 30, 2009	-15%	-8%
Mar 31, 2009	-15%	-6%
Dec 31, 2008	-6%	0%
Sep 30, 2008	14%	12%
Jun 30, 2008	20%	14%

12 Months Ended
Mar 31, 2010	-1%	0%
Mar 31, 2009	2%	5%

3. Processed Transactions

The table below represents transactions involving Visa, Visa Electron, Interlink and PLUS cards processed on Visa’s networks.

Period	Processed Transactions (millions)	Growth
3 Months Ended
Mar 31, 2010	10,648	14%
Dec 31, 2009	10,924	12%
Sep 30, 2009	10,463	9%
Jun 30, 2009	10,266	8%
Mar 31, 2009	9,360	6%
Dec 31, 2008	9,797	8%
Sep 30, 2008	9,590	11%
Jun 30, 2008	9,473	13%

12 Months Ended
Mar 31, 2010	42,300	11%
Mar 31, 2009	38,219	9%